UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2005

COUGAR HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada 000-50096 30-0135720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

10655 NE 4th Street, Suite 400, Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 604-879-9001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 9, 2005, the registrant, Cougar Holdings Inc ("Cougar", or the "Company"), a Nevada corporation, entered into an Agreement for Acquisition of 100% Ownership in Wuhan Youji Industries Co., Limited ("Acquisition Agreement"), by and among Cougar Holdings Inc., Hudson Capital Corporation ("Hudson"), an Alberta, Canada corporation, Wuhan Youji Industries Co., Limited ("Wuhan Youji") , a People's Republic of China corporation and the Shareholders of Wuhan Youji Industries Co. Limited ("Wuhan Shareholders") whereby Cougar would acquire 55,835,679 shares of common stock representing 100% of the issued and outstanding common stock of Wuhan Youji Industries Co., Limited for 17,150,000 shares of voting common stock of Cougar Holdings Inc. issued to the shareholders of Wuhan Youji Industries Co. Limited.  Upon completion of this acquisition, Wuhan Youji Industries Co., Limited would become a wholly-owned subsidiary of Cougar Holdings Inc. and the current stockholders of Wuhan Youji Industries Co., Limited would become the controlling shareholders of Cougar Holdings Inc.

Item 2.01 Completion of Acquisition or disposition of Assets.

Pursuant to the terms of the Acquisition  Agreement, the Company would acquire 55,835,679 shares of Wuhan Youji Industries Co., Limited common stock from the shareholders of Wuhan Youji Industries Co., Limited in the Acquisition Agreement, representing all of Wuhan Youji Industries Co., Limited's issued and outstanding capital stock. Wuhan Youji Industries Co., Limited would become a wholly owned subsidiary of the Company, and the shares of Wuhan Youji Industries Co., Limited common stock would represent the Company's most significant asset.

Wuhan Youji is principally engaged in the manufacture and distribution of organic chemical products for both local and export sales.  Wuhan Youji's products are intermediate commodities, which are mainly used in further production of food additives and preservatives for agri-chemical and medical use.  The suppliers of Wuhan Youji are mainly situated in the PRC whilst the customers are located in both the PRC and overseas such as the United States of America and Europe.  The Company expects to continue, and expand, the existing business operations of Wuhan Youji Industries Co., Limited as our wholly owned subsidiary.

Item 3.02 Unregistered Sales of Equity Securities.

As set forth in above Item 1.01, Cougar Holdings Inc., upon the closing of the Acquisition Agreement, will issue an aggregate of 17,150,000 shares of voting common stock in exchange for all of the issued and outstanding shares of Wuhan Youji Industries Co., Limited.

In connection with the issue of its shares to the named beneficial shareholders or their designees, Cougar will rely on Regulation S as its exemption from the registration requirements of the Securities Act of 1933.  All of such persons are non-US persons and agree that the shares may not be transferred or sold except in accordance with the provisions of Regulation S and/or compliance with the registration requirements of the Securities Act of 1933 or in reliance upon an applicable exemption therefrom.  The certificates representing the Cougar shares shall bear a legend reflecting such transfer restrictions.

Item 5.01 Changes of Control of Registrant.

As set forth in the above Item 1.01 and Item 3.02, upon the closing of the Acquisition Agreement, Wuhan Youji Industries Co., Limited will become a wholly-owned subsidiary of Cougar Holdings Inc. and the current stockholders of Wuhan Youji Industries Co., Limited will become the controlling shareholders of Cougar Holdings Inc.  Following the acquisition, Cougar Holdings Inc. will have 20,000,000 shares of common stock outstanding and the previous stockholders of Wuhan Youji Industries Co. Limited, as a group, will own 17,150,000 shares of Cougar Holdings Inc. voting common stock or 85.75% of Cougar's 20,000,000 issued and outstanding voting common stock.

As part of the acquisition, Hudson Capital Corporation, a company controlled by Cougar Holdings Inc.'s President and Director, will return 747,751 shares of Cougar Holdings Inc. voting common stock to Cougar Holdings Inc. for cancellation.

The following tables set forth, those shareholders who will beneficially own more than 5% of our outstanding common shares and the security ownership of directors and management of Cougar Holdings Inc., immediately following the closing of the Agreement for Acquisition of 100% Ownership in Wuhan Youji Industries Co., Limited.

5% or Greater Shareholders

Title of	Name and Address	Amount and Nature of	Percent of
Class	of Beneficial Owner	Beneficial Ownership	Class (1)

Common	Wuhan Youji Employee Trust	5,867,546	29.34%
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	Wuhan Linuo Investment Co. Limited	5,840,023	29.20%
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	GAO, Yuankun (2)	5,840,023	29.20%
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	Terry G. Cook (3)	1,430,333	7.15%
	10655 NE 4th Street, Suite 400
	Bellevue, WA 98004

(1)	Based on 20,000,000 shares of common stock outstanding immediately following the closing of the Acquisition.
(2)	Wuhan Linuo Investment Co. Limited owns 5,840,023 of these shares and GAO, Yuankun controls these shares through his control of Wuhan Linuo Investment Co. Limited.
(3)	Terry G. Cook owns 385,000 shares directly and owns 1,045,333 indirectly through his control of Hudson Capital Corporation.

Security Ownership of Management

Title of	Name and Address	Amount and Nature of	Percent of
Class	of Beneficial Owner	Beneficial Ownership	Class (1)

Common	ZHOU, Hongdun, Director	716,743	3.58%
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	GAO, Yuankun, (2) Director	5,840,023	29.20%
	10 Gongnong Rd.
	Qiaokou District
	Wuhan 430035, PRC

Common	Terry G. Cook (3) President and	1,430,333	7.15%
	Director
	10655 NE 4th Street, Suite 400
	Bellevue, WA 98004

Common	Cam Dalgliesh, Director	6,667	0.03%
	1574 Gulf Road, #1505
	Point Roberts, WA 98281

Total Directors and Officers		7,993,766	39.96%

(1)	Based on 20,000,000 shares of common stock outstanding immediately following the closing of the Acquisition.
(2)	Wuhan Linuo Investment Co. Limited owns 5,840,023 of these shares and GAO, Yuankun controls these shares through his control of Wuhan Linuo Investment Co. Limited.
(3)	Terry G. Cook owns 385,000 shares directly and owns 1,045,333 indirectly through his control of Hudson Capital Corporation.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 9, 2005, Mr. Zhou, Hongdun and Mr. Gao, Yuankun were elected to the Cougar Board of Directors by shareholder consent in lieu of meeting by stockholders owning in the aggregate 2,645,001 shares of voting common stock, or 73.52% of the 3,597,751 issued and outstanding voting common shares of Cougar Holdings Inc.  Their appointments to the Board of Directors will be effective on June 10, 2005.  Mr. Zhou, Hongdun is currently the Chairman of Wuhan Youji Industries Co. Limited.  Mr Gao, Yuankun is the owner of Wuhan Linuo Investment Co. Limited, who will be the beneficial owner of 29.20% of Cougar Holdings Inc. following the closing of the Agreement for Acquisition of 100% Ownership in Wuhan Youji Industries Co., Limited.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Rule 3-05(b) of Regulation S-X for Wuhan Youji Industries Co., Limited are attached as Exhibit 99.1.

(b) Pro forma financial information.

The pro forma consolidated financial information regarding the Company and Wuhan Youji Industries Co., Limited which is required to be filed as part of this Current Report on Form 8-K is not currently available. Such financial information shall be filed by amendment to this report on Form 8-K.

(c) Exhibits.

The Agreement for Acquisition for 100% Ownership in Wuhan Youji Industries Co., Limited, by and among Cougar Holdings Inc., a Nevada corporation, Hudson Capital Corporation, an Alberta, Canada corporation, Wuhan Youji Industries Co., Limited, a People's Republic of China corporation and the Shareholders of Wuhan Youji Industries Co. Limited shall be filed by amendment to this report on Form 8-K.

Exhibit 99.1     Audited Consolidated Financial Statements for Wuhan Youji Industries Co. Limited for the years ended December 31, 2004, 2003 and 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR HOLDINGS INC.

(Registrant)
Date	June 13, 2005

/s/ Terry G. Cook

Terry G. Cook
President and Director